UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Zimmer Holdings, Inc. (“Zimmer”) is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for the years ended December 31, 2014, 2013, 2012, 2011 and 2010.

Zimmer is also filing with this Current Report on Form 8-K: (i) as Exhibit 99.1, the historical consolidated financial statements of LVB Acquisition, Inc. (“LVB”) for its fiscal years ended May 31, 2014, 2013 and 2012; (ii) as Exhibit 99.2, the historical condensed consolidated financial statements of LVB for the six month periods ended November 30, 2014 and 2013; (iii) as Exhibit 99.3, pro forma financial information for Zimmer and LVB combined; and (iv) as Exhibit 23.1, the consent of Deloitte & Touche LLP, independent registered public accounting firm of LVB.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of LVB Acquisition, Inc.

99.1	Consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of May 31, 2014 and 2013, and the related consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows for each of the three years in the period ended May 31, 2014

99.2	Condensed consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of November 30, 2014 and May 31, 2014, and the related condensed consolidated statements of operations and comprehensive income (loss), and cash flows for the three and six months ended November 30, 2014 and 2013

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2015

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of LVB Acquisition, Inc.

99.1	Consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of May 31, 2014 and 2013, and the related consolidated statements of operations and comprehensive income (loss), shareholders’ equity, and cash flows for each of the three years in the period ended May 31, 2014

99.2	Condensed consolidated balance sheets of LVB Acquisition, Inc. and subsidiaries as of November 30, 2014 and May 31, 2014, and the related condensed consolidated statements of operations and comprehensive income (loss), and cash flows for the three and six months ended November 30, 2014 and 2013

99.3	Unaudited Pro Forma Condensed Combined Financial Information